OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Supplement dated January 24, 2018 to the

Summary Prospectus dated April 28, 2017

This supplement amends the Summary Prospectus of Oppenheimer Global Strategic Income Fund/VA (the "Fund"), and is in addition to any other supplements. You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

Effective immediately:

The Summary Prospectus is revised as follows:

1.	The first sentence in the section titled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Hemant Baijal, the lead portfolio manager, has been portfolio manager of the Fund since January 2018.

January 24, 2018	PS0265.028